IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
IFRS 7 Disclosure

We have provided certain disclosures required under IFRS 7 “Financial Instruments – Disclosures” (IFRS 7) related to the nature and extent of risks arising from financial instruments in the MD&A, as permitted by that IFRS standard. These disclosures are included in the “Risk overview”, “Credit risk”, “Market risk”, “Liquidity risk”, “Operational risk”, “Reputation and legal risks”, “Conduct risk”, and “Regulatory compliance risk” sections.
Risk overview
Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU, functional group-level and regional risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s Management, in SBUs and functional groups own the risks and are accountable and responsible for identifying and assessing risks inherent in its activities in accordance with the CIBC risk appetite. In addition, Management establishes and maintains controls to mitigate such risks. Management may include governance groups within the business to facilitate the Control Framework and other risk-related processes. A Governance Group refers to a group within Business Unit Management (first line of defence) whose focus is to manage governance, risk and control activities on behalf of that Business Unit Management. A Governance Group is considered first line of defence, in conjunction with Business Unit Management. Control Groups are groups with enterprise-wide accountability for specific risk type and are also considered first line of defence. They provide subject matter expertise to Management and/or implement/maintain enterprise-wide control programs and activities for their domain area (for example Information Security). While Control Groups collaborate with Management in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage subject matter expertise of other groups (e.g., third parties or Control Groups) to inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s Internal Audit is responsible for providing reasonable assurance to senior management and the Audit Committee of the Board on the effectiveness of CIBC’s governance practices, risk management processes, and Internal Control as a part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
Risk governance structure
Our risk governance structure is illustrated below:

Board of Directors (the Board):
The Board oversees the enterprise-wide risk management program through approval of our risk appetite, Control Framework and supporting risk management policies and limits. The Board accomplishes its mandate through its Audit, Risk Management, Management Resources and Compensation, and Corporate Governance committees, described below.
Audit Committee (AC):
The Audit Committee reviews the overall design and operating effectiveness of internal controls and the control environment, including controls over financial reporting. The Audit Committee also has oversight of the underlying processes and controls of the ESG disclosures in our Annual Report and our Sustainability Report.
Risk Management Committee (RMC):
This committee assists the Board in fulfilling its responsibilities for defining CIBC’s risk appetite and overseeing CIBC’s risk profile and performance against the defined risk appetite. This includes oversight of key frameworks, policies and risk limits related to the identification, measurement and monitoring of CIBC’s principal business risks.
Management Resources and Compensation Committee (MRCC):
This committee is responsible for assisting the Board in its global oversight of CIBC’s human capital strategy, including talent and total rewards, and the alignment with CIBC’s strategy, risk appetite and controls.
Corporate Governance Committee (CGC):
This committee is responsible for assisting the Board in fulfilling its corporate governance oversight responsibilities and oversight of the ESG strategy.
Executive Committee (ExCo):
The ExCo, led by the Chief Executive Officer (CEO) and including selected executives reporting directly to the CEO, is responsible for setting business strategy and for monitoring, evaluating and managing risks across CIBC. The ExCo is supported by the following management governance committees:
•
Global Asset Liability Committee (GALCO):
This committee, which comprises members from the ExCo and senior Treasury, Risk Management and lines of business executives, provides oversight regarding capital management, funding and liquidity management, and asset/liability management (ALM). It also provides strategic direction regarding structural interest rate risk (SIRR) and structural foreign exchange risk postures, approval of funds transfer pricing policies/parameters and approval of wholesale funding plans.

•
Global Risk Committee (GRC):
This committee, which comprises selected members of the ExCo and senior leaders from the lines of business, Risk Management and other functional groups, provides a forum for discussion and oversight of risk appetite, risk profile and risk mitigation strategies. Key activities include reviewing and providing input regarding CIBC’s risk appetite statements; monitoring risk profile against risk appetite; reviewing and evaluating business activities in the context of risk appetite; and identifying, reviewing, and advising on current and emerging risk issues and associated mitigation plans.

Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs and in International banking, which is included in Corporate and Other. Other sources of credit risk consist of our trading activities, which include our OTC derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.
Policies
To control credit risk, prudent credit risk management principles are used as a base to establish policies, standards and guidelines that govern credit activities as outlined by the credit risk management policy.
The credit risk management policy supplements CIBC’s risk management framework and risk appetite framework, and together with CIBC’s portfolio concentration limits for credit exposures, CIBC’s common risk/concentration risk limits for credit exposures, and other supporting credit risk policies, standards and procedures, assists CIBC in achieving its desired risk profile by providing an effective foundation for the management of credit risk.
Credit risk limits
The RMC approves Board limits, and exposures above Board limits require reporting to, or approval of, the RMC. Management limits are approved by the CRO. Usage is monitored to ensure risks are within allocated management and Board limits. Exposures above management limits require the approval of the CRO. Business lines may also impose lower limits to reflect the nature of their exposures and target markets. This tiering of limits provides for an appropriate hierarchy of decision making and reporting between management and the RMC. Credit approval authority flows from the Board and is further cascaded to officers in writing. The Board’s Investment and Lending Authority Resolution sets thresholds above which credit exposures require reporting to, or approval of, the RMC, ensuring an increasing level of oversight for credit exposures of higher risk. CIBC maintains country limits to control exposures within countries outside of Canada and the U.S.
Credit concentration limits
At a bank-wide level, credit exposures are managed to promote alignment to our risk appetite statement, to maintain the target business mix and to ensure that there is no undue concentration of risk. We set limits to control borrower concentrations by risk-rating band for large exposures (i.e., risk-rated credits). Direct loan sales, credit derivative hedges, or structured transactions may also be used to reduce concentrations. We also have a set of portfolio concentration limits in place to control exposures by country, industry, product and activity. Further, our policies require limits to be established as appropriate for new initiatives and implementation of strategies involving material levels of credit risk. Concentration limits represent the maximum exposure levels we wish to hold on our books. In the normal course, it is expected that exposures will be held at levels below the maximums. The credit concentration limits are reviewed and approved by the RMC at least annually.
Credit

concentration limits are also applied to our retail lending portfolios to mitigate concentration risk. We not only have concentration limits applied to individual borrowers and geographic regions, but also to different types of credit facilities, such as unsecured credits. In addition, we limit the maximum insured mortgage exposure to private insurers in order to reduce counterparty risk.
Credit risk mitigation
We may mitigate credit risk by obtaining a pledge of collateral, which improves recoveries in the event of a default. Our credit risk management policies include verification of the collateral and its value and ensuring that we have legal certainty with respect to the assets pledged. Valuations are updated periodically depending on the nature of the collateral, legal environment, and the creditworthiness of the counterparty. The main types of collateral include: (i) cash or marketable securities for securities lending and repurchase transactions; (ii) cash or marketable securities taken as collateral in support of our OTC derivatives activity; (iii) charges over operating assets such as inventory, receivables and real estate properties for lending to small business and commercial borrowers; and (iv) mortgages over residential properties for retail lending.
In certain circumstances we may use third-party guarantees to mitigate risk. We also obtain insurance to reduce the risk in our real estate secured lending portfolios, the most material of which relates to the portion of our residential mortgage portfolio that is insured by CMHC, an agency of the Government of Canada.
We mitigate the trading credit risk of OTC derivatives, securities lending and repurchase transactions with counterparties by employing the International Swaps and Derivatives Association (ISDA) Master Agreement, as well as Credit Support Annexes (CSAs) or similar master and collateral agreements. See Note 12 to the consolidated financial statements for additional details on the risks related to the use of derivatives and how we manage these risks.
ISDA Master Agreements and similar master and collateral agreements, such as the Global Master Repurchase Agreement and Global Master Securities Lending Agreement, facilitate cross transaction payments, prescribe close-out

netting processes, and define the counterparties’ contractual trading relationship. In addition, the agreements formalize non-transaction-specific

terms. Master agreements serve to mitigate our credit risk by outlining default and termination events, which enable parties to close out of all outstanding transactions in the case of a negative credit event on either party’s side. The mechanism for calculating termination costs in the event of a close-out

are outlined in the master agreement; this allows for the efficient calculation of a single net obligation of one party to another.
CSAs and other collateral agreements are often included in ISDA Master Agreements or similar master agreements governing securities lending and repurchase transactions. They mitigate CCR by providing for the exchange of collateral between parties when a party’s exposure to the other exceeds agreed upon thresholds, subject to a minimum transfer amount. CSAs and other collateral agreements that operate with master agreements also designate acceptable collateral types, and set out rules for re-hypothecation

and interest calculation on collateral. Collateral types permitted under CSAs and other master agreements are set through our trading credit risk management documentation procedures. These procedures include requirements around collateral type concentrations.
Consistent with global initiatives to improve resilience in the financial system, we clear derivatives through central counterparties (CCPs) where feasible. Credit derivatives may be used to reduce industry sector concentrations and single-name exposure.
Process and control
The credit approval process is centrally controlled, with all significant credit requests submitted to a credit adjudication group within Risk Management that is independent of the originating businesses. Approval authorities are a function of the risk and amount of credit requested. In certain cases, credit requests must be escalated to senior management, the CRO, or to the RMC for approval.
After initial approval, individual credit exposures continue to be monitored. A formal risk assessment is completed at least annually for all risk-rated accounts, including review of assigned ratings. Higher risk-rated accounts are subject to closer monitoring and are reviewed at least quarterly. Collections and specialized loan workout groups handle the day-to-day

management of high-risk loans to maximize recoveries.
Risk measurement
Exposures subject to AIRB approach
Under the AIRB approach we are required to categorize exposures to credit risk into broad classes of assets with different underlying risk characteristics. This asset categorization may differ from the presentation in our consolidated financial statements. Under the AIRB approach, credit risk is measured using the following three key risk parameters
(1)
:
•	PD – the probability that the obligor will default within the next 12 months.
•	EAD – the estimate of the amount that will be drawn at the time of default.
•	LGD – the expected severity of loss as the result of the default, expressed as a percentage of the EAD.
Our credit risk exposures are divided into business and government and retail portfolios. Regulatory models used to measure credit risk exposure under the AIRB approach are subject to CIBC’s model risk management process.

(1)	These parameters differ from those used in the calculation of ECL under IFRS 9. See the “Accounting and control matters” section for further details.
Business and government portfolios (excluding scored small business) – risk-rating method
The portfolios comprise exposures to corporate, sovereign, and bank obligors. Our adjudication process and criteria includes assigning an obligor rating that reflects our estimate of the financial strength of the borrower, and a facility rating or LGD rating that reflects the collateral amount and quality applicable to secured exposures, the seniority position of the claim, and the capital structure of the borrower for unsecured exposures.
The obligor rating takes into consideration our financial assessment of the obligor, the industry, and the economic environment of the region in which the obligor operates. Where a guarantee from a third-party exists, both the obligor and the guarantor will be assessed. While our obligor rating is determined independently of external ratings for the obligor, our risk-rating methodology includes a review of tho se external
ratings.
CIBC employs a
20-point
master internal obligor default rating scale that broadly maps to external agencies’ ratings as presented in the table below.

	CIBC	S&P	Moody’s
Grade	rating	equivalent	equivalent
Investment grade	00–47	AAA to BBB-	Aaa to Baa3
Non-investment grade	51–67	BB+ to B-	Ba1 to B3
Watch list	70–80	CCC+ to C	Caa1 to Ca
Default	90	D	C

We use quantitative modelling techniques to assist in the development of internal risk-rating systems. The risk-rating systems have been developed through analysis of internal and external credit risk data, supplemented with expert judgment. The risk ratings are used for portfolio management, risk limit setting, product pricing, and in the determination of regulatory and economic capital.
Our credit process is designed to ensure that we approve applications and extend credit only where we believe that our client has the ability to repay according to the agreed terms and conditions.
Our credit framework of policies and limits defines our appetite for exposure to any single name or group of related borrowers, which is a function of the internal risk rating. We generally extend new credit only to borrowers in the investment and non-investment
grade categories noted above. Our credit policies are also defined to manage our exposure to concentration in borrowers in any particular industry or region.
In accordance with our process, each obligor is assigned an obligor default rating and the assigned rating is mapped to a PD estimate that represents a long-run
average
one-year
default likelihood. For corporate obligors, PD estimates are calculated using joint maximum likelihood techniques based on our internal default rate history by rating category and longer dated external default rates as a proxy for the credit cycle to arrive at long-run
average PD estimates. Estimates drawn from third-party statistical default prediction models are used to supplement the internal default data for some rating bands where internal data is sparse. For small and medium corporate enterprises, PD estimates are developed using only internal default history. For bank and sovereign obligors, PD estimates are derived from an analysis based on external default data sets and supplemented with internal data where possible. We examine several different estimation methodologies and compare results across the different techniques. In addition, we apply the same techniques and estimation methodologies to analogous corporate default data and compare the results for banks and sovereigns to the corporate estimates for each technique. A regulatory floor is applied to PD estimates for corporate and bank obligors.
Each facility is assigned an LGD rating and each assigned rating is mapped to an LGD estimate that considers economic downturn conditions. For corporate obligors, LGD estimates are primarily derived from internal historical recovery data. Time to resolution is typically one to two years for most corporate obligors, and one to four years in the real estate sector. LGD values are based on discounted post-default cash flows for resolved accounts and include material direct and indirect costs associated with collections. External data is used in some cases to supplement our analysis. Economic downturn periods are identified for each portfolio by examining the history of actual losses, default rates and LGD. For bank and sovereign exposures, LGD estimates are primarily driven by expert judgment supplemented with external data and benchmarks where available. Appropriate adjustments are made to LGD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts.
EAD is estimated based on the current exposure to the obligor together with possible future changes in that exposure driven by factors such as the available undrawn credit commitment amount and the obligor default rating. EAD estimates are primarily based on internal historical loss data supplemented with comparable external data. Economic downturn periods are identified for each portfolio by examining the historical default rates and actual EAD factors.
Appropriate adjustments are made to PD, LGD and EAD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts (for LGD).
A simplified risk-rating process (slotting approach) is used for part of our uninsured Canadian commercial mortgage portfolio, which comprises non-residential
mortgages and multi-family residential mortgages. These exposures are individually rated on our rating scale using a risk-rating methodology that considers the property’s key attributes, which include its loan-to-value
(LTV) and debt service ratios, the quality of the property, and the financial strength of the owner/sponsor. All exposures are secured by a lien over the property. In addition, we have insured multi-family residential mortgages, which are not treated under the slotting approach, but are instead treated as sovereign exposures.
Retail portfolios
Retail portfolios are characterized by a large number of relatively small exposures. They comprise: real estate secured personal lending (residential mortgages and personal loans and lines secured by residential property); qualifying revolving retail exposures (credit cards, overdrafts and unsecured lines of credit); and other retail exposures (loans secured by non-residential
assets, unsecured loans including student loans, and scored small business loans).
We use scoring models in the adjudication of new retail credit exposures, which are based on statistical methods of analyzing the unique characteristics of the borrower, to estimate future behaviour. In developing our models, we use internal historical information from previous borrowers, as well as information from external sources, such as credit bureaus. The use of credit scoring models allows for consistent assessment across borrowers. There are specific guidelines in place for each product, and our adjudication decision will take into account the characteristics of the borrower, any guarantors, and the quality and sufficiency of the collateral pledged (if any). The lending process will include documentation of, where appropriate, satisfactory identification, proof of income, independent appraisal of the collateral and registration of security.
Retail portfolios are managed as pools of homogeneous risk exposures, using external credit bureau scores and/or other behavioural assessments to group exposures according to similar credit risk profiles. These pools are established through statistical techniques. Characteristics used to group individual exposures vary by asset category; as a result, the number of pools, their size, and the statistical techniques applied to their management differ accordingly.
The following table maps the PD bands to various risk levels:

Risk level	PD bands
Exceptionally low	0.01%–0.20%
Very low	0.21%–0.50%
Low	0.51%–2.00%
Medium	2.01%–10.00%
High	10.01%–99.99%
Default	100%
For the purposes of the AIRB approach for retail portfolios, additional PD, LGD and EAD segmentation into homogeneous risk exposures is established through statistical techniques. The principal statistical estimation technique is decision trees benchmarked against alternative techniques such as regression and random forests.
Within real estate secured lending, we have two key parameter estimation models: mortgages and real estate secured personal lines of credit. Within qualifying revolving retail, we have three key parameter estimation models: credit cards, overdraft, and unsecured personal lines. A small percentage of credit cards, overdraft, and unsecured line accounts that do not satisfy the requirements for qualifying revolving retail are grouped into other retail parameter models. Within other retail, we have three key parameter models: margin lending, personal loans, and scored small business loans. Each parameter model pools accounts according to characteristics such as: delinquency, current credit bureau score, internal behaviour score, estimated current LTV ratio, account type, account age, utilization, outstanding balance, or authorized limit.
PD is estimated as the average default rate over an extended period based on internal historical data, generally for a
5-to-10-year
period, which is adjusted using internal historical data on default rates over a longer period or comparable external data that includes a period of stress. A regulatory floor is applied to our PD estimate for all retail exposures with the exception of insured mortgages and government-guaranteed loans.
LGD is estimated based on observed recovery rates over an extended period using internal historical data. In determining our LGD estimate, we exclude any accounts that have not had enough time since default for the substantial majority of expected recovery to occur. This recovery period is product-specific and is typically in the range of 1 to 3 years. Accounts that cure from default and return to good standing are considered to have zero loss. We simulate the loss rate in a significant downturn based on the relationship(s) between LGD and one or more of the following: PD; housing prices, cure rate, and recovery time; or observed LGD in periods with above-average loss rates. We apply appropriate adjustments to address various types of estimation uncertainty including sampling error and trending. A regulatory floor is applied to all real estate secured exposures with the exception of insured mortgages.
EAD for revolving products is estimated as a percentage of the authorized credit limit based on the observed EAD rates over an extended period using historical data. We simulate the EAD rate in a significant downturn based on the relationship(s) between the EAD rate and PD and/or the observed EAD rate in periods with above-average EAD rates. For term loan products, EAD is set equal to the outstanding balance.
We apply appropriate adjustments to PD, LGD and EAD to address various types of estimation uncertainty including sampling error and trending.
Back-testing
We monitor the three key risk parameters – PD, EAD and LGD – on a quarterly basis for our business and government portfolios and on a monthly basis for our retail portfolios. Every quarter, the back-testing results are reported to OSFI and are presented to the business and Risk Management senior management for review and challenge. For each parameter, we identify any portfolios whose realized values are significantly above or significantly below expectations and then test to see if this deviation is explainable by changes in the economy. If the results indicate that a parameter model may be losing its predictive power, we prioritize that model for review and update.
Stress testing
As part of our regular credit portfolio management process, we conduct stress testing and scenario analyses on our portfolio to quantitatively assess the impact of various historical, as well as hypothetical, stressed conditions, versus limits determined in accordance with our risk appetite. Scenarios are selected to test our exposures to specific industries (e.g., oil and gas and real estate), products (e.g., mortgages and cards), or geographic regions (e.g., Europe and the Caribbean). Results from stress testing are a key input into management decision making, including the determination of limits and strategies for managing our credit exposure. See the “Real estate secured personal lending” section for further discussion on our residential mortgage portfolio stress testing.
Exposure to credit risk
The portfolios are categorized based upon how we manage the business and the associated risks. Gross credit exposure amounts presented in the table below represent our estimate of EAD, which is net of derivative master netting agreements and CVA but is before allowance for credit losses or credit risk mitigation. Gross credit exposure amounts relating to our business and government portfolios are reduced for collateral held for repo-style transactions, which reflects the EAD value of such collateral.
Non-trading
equity exposures are not included in the table below as they have been deemed immaterial under the OSFI guidelines, and hence are subject to 100% risk-weighting.

$ millions, as at October 31			2022			2021
	AIRB approach	Standardized approach	Total	AIRB approach (1)	Standardized approach	Total
Business and government portfolios
Corporate
Drawn	$151,361	$45,924	$197,285	$120,417	$36,321	$156,738
Undrawn commitments	64,470	10,142	74,612	61,417	7,583	69,000
Repo-style transactions	185,680	–	185,680	172,827	–	172,827
Other off-balance sheet	14,181	831	15,012	13,644	981	14,625
OTC derivatives	13,094	98	13,192	12,914	415	13,329
	428,786	56,995	485,781	381,219	45,300	426,519
Sovereign
Drawn	149,200	28,680	177,880	125,001	26,272	151,273
Undrawn commitments	8,560	–	8,560	8,525	–	8,525
Repo-style transactions	24,228	–	24,228	26,746	–	26,746
Other off-balance sheet	2,421	–	2,421	1,613	–	1,613
OTC derivatives	2,475	–	2,475	2,011	1	2,012
	186,884	28,680	215,564	163,896	26,273	190,169
Banks
Drawn	14,151	1,548	15,699	12,291	1,565	13,856
Undrawn commitments	1,297	18	1,315	1,554	3	1,557
Repo-style transactions	46,155	–	46,155	42,529	–	42,529
Other off-balance sheet	74,748	–	74,748	64,728	–	64,728
OTC derivatives	6,287	12	6,299	5,765	12	5,777
	142,638	1,578	144,216	126,867	1,580	128,447
Gross business and government portfolios	758,308	87,253	845,561	671,982	73,153	745,135
Less: collateral held for repo-style transactions	237,484	–	237,484	225,399	–	225,399
Net business and government portfolios	520,824	87,253	608,077	446,583	73,153	519,736
Retail portfolios
Real estate secured personal lending
Drawn	281,518	5,491	287,009	261,531	4,835	266,366
Undrawn commitments	38,038	–	38,038	36,631	–	36,631
	319,556	5,491	325,047	298,162	4,835	302,997
Qualifying revolving retail
Drawn	18,034	n/a	18,034	18,181	n/a	18,181
Undrawn commitments	58,471	n/a	58,471	54,509	n/a	54,509
Other off-balance sheet	375	n/a	375	327	n/a	327
	76,880	n/a	76,880	73,017	n/a	73,017
Other retail
Drawn	17,519	5,099	22,618	15,578	1,419	16,997
Undrawn commitments	3,308	28	3,336	2,937	26	2,963
Other off-balance sheet	45	121	166	40	–	40
	20,872	5,248	26,120	18,555	1,445	20,000
Total retail portfolios	417,308	10,739	428,047	389,734	6,280	396,014
Securitization exposures	15,333	3,257	18,590	10,823	4,556	15,379
Gross credit exposure	1,190,949	101,249	1,292,198	1,072,539	83,989	1,156,528
Less: collateral held for repo-style transactions	237,484	–	237,484	225,399	–	225,399
Net credit exposure (2)	$953,465	$101,249	$1,054,714	$847,140	$83,989	$931,129

(1)	Includes exposures subject to the supervisory slotting approach.
(2)
Excludes exposures arising from derivative and repo-style transactions that are cleared through QCCPs as well as credit risk exposures arising from other assets that are subject to the credit risk framework but are not included in the standardized or IRB frameworks, including other balance sheet assets that are risk-weighted at 100%, significant investments in the capital of non-financial
institutions that are risk-weighted at 1,250%, settlement risk, and amounts below the thresholds for deduction that are risk-weighted at 250%.

n/a	Not applicable.
Exposures subject to the standardized approach
(1)
Exposures within CIBC Bank USA, CIBC FirstCaribbean and certain exposures to individuals for non-business
purposes do not have sufficient historical data to support the AIRB approach for credit risk, and are subject to the standardized approach. The standardized approach utilizes a set of risk weightings defined by the regulators, as opposed to the more data intensive AIRB approach. A detailed breakdown of our standardized credit risk exposures by risk-weight category, before considering the effect of credit risk mitigation strategies and before allowance for credit losses, is provided below.

$ millions, as at October 31	Risk-weight category							2022	2021
	0%	20%	35%	50%	75%	100%	150%	Total	Total
Corporate	$–	$–	$–	$–	$–	$56,863	$132	$56,995	$45,300
Sovereign	24,809	2,971	–	102	–	794	4	28,680	26,273
Banks	–	1,359	–	85	–	134	–	1,578	1,580
Real estate secured personal lending	–	–	3,980	–	1,269	233	9	5,491	4,835
Other retail	–	–	–	–	5,130	80	38	5,248	1,445
	$24,809	$4,330	$3,980	$187	$6,399	$58,104	$183	$97,992	$79,433

(1)	See “Securitization exposures” section for securitization exposures that are subject to the standardized approach.
Trading credit exposures
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is further explained in Note 1
2
to the consolidated financial statements. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The PD of our counterparties is estimated using models consistent with the models used for our direct lending activity. Due to the fluctuations in the market values of interest rates, exchange rates, and equity and commodity prices, counterparty credit exposure cannot be quantified with certainty at the inception of the trade. Counterparty credit exposure is estimated using the current fair value of the exposure, plus an estimate of the maximum potential future exposure due to changes in the fair value. Credit risk associated with these counterparties is managed within the same process as our lending business, and for the purposes of credit adjudication, the exposure is aggregated with any exposure arising from our lending business. The majority of our counterparty credit exposure benefits from the credit risk mitigation techniques discussed above, including daily re-margining,
and posting of collateral.
We are also exposed to
wrong-way
risk. Specific
wrong-way
risk arises when CIBC receives financial collateral issued (or an underlying reference obligation of a transaction is issued) by the counterparty itself, or by a related entity that would be considered to be part of the same common risk group. General wrong-way
risk arises when the exposure and/or collateral pledged to CIBC is highly correlated to that of the counterparty. Exposure to wrong-way
risk with derivative counterparties is monitored by Capital Markets Risk Management. Where we may be exposed to wrong-way
risk, our adjudication procedures subject those transactions to a more rigorous approval process. The exposure may be hedged with other derivatives to further mitigate the risk that can arise from these transactions.
We establish a CVA for expected future credit losses from each of our derivative counterparties. The expected future credit loss is a function of our estimates of the PD, the estimated loss in the event of default, and other factors such as risk mitigants.
Rating profile of OTC derivative
mark-to-market
(MTM) receivables

$ billions, as at October 31		2022		2021
	Exposure (1)
Investment grade	$11.18	79.1%	$9.87	68.9%
Non-investment grade	2.87	20.3	4.39	30.6
Watch list	0.09	0.6	0.07	0.5
Default	–	–	–	–
Unrated	–	–	–	–
	$14.14	100.0%	$14.33	100.0%

(1)	MTM of the OTC derivative contracts is after the impact of master netting agreements, but before any collateral.
Concentration of exposures
Concentration of credit risk exists when a number of obligors are engaged in similar activities, or operate in the same geographic areas or industry sectors, and have similar economic characteristics so that their ability to meet contractual obligations is similarly affected by changes in economic, political, or other conditions.

Geographic distribution
(
1)
The following table provides a geographic distribution of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

$ millions, as at October 31, 2022	Canada	U.S.	Europe	Other	Total
Drawn	$195,500	$89,657	$13,330	$16,225	$314,712
Undrawn commitments	51,733	16,322	3,693	2,579	74,327
Repo-style transactions	8,629	5,430	1,857	2,663	18,579
Other off-balance sheet	74,955	7,646	8,190	559	91,350
OTC derivatives	11,100	6,547	2,157	2,052	21,856
	$341,917	$125,602	$29,227	$24,078	$520,824
October 31, 2021	$301,992	$95,561	$28,504	$20,526	$446,583

(1)	Classification by country is primarily based on domicile of debtor or customer.
Business and government exposure by industry groups
The following table provides an industry-wide breakdown of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

		Undrawn	Repo-style	Other off-	OTC	2022	2021
$ millions, as at October 31	Drawn	commitments	transactions	balance sheet	derivatives	Total	Total
Commercial mortgages	$9,098	$10	$–	$–	$–	$9,108	$9,665
Financial institutions	93,137	13,940	17,504	79,477	10,991	215,049	187,163
Retail and wholesale	9,966	4,191	–	391	308	14,856	12,120
Business services	9,675	3,054	8	634	330	13,701	11,253
Manufacturing – capital goods	3,961	2,357	–	275	313	6,906	5,577
Manufacturing – consumer goods	5,131	2,163	–	254	134	7,682	6,270
Real estate and construction	39,584	10,477	–	1,661	178	51,900	45,470
Agriculture	7,860	2,268	–	34	90	10,252	9,306
Oil and gas	3,642	5,491	–	646	5,429	15,208	15,931
Mining	1,956	3,700	–	755	211	6,622	4,903
Forest products	464	612	–	217	60	1,353	1,220
Hardware and software	3,348	1,544	–	56	48	4,996	3,422
Telecommunications and cable	1,508	1,935	–	365	308	4,116	3,440
Broadcasting, publishing and printing	460	118	–	7	8	593	614
Transportation	5,873	3,647	–	269	604	10,393	10,889
Utilities	15,567	11,365	–	4,559	557	32,048	28,209
Education, health, and social services	3,691	1,621	2	191	104	5,609	5,530
Governments	99,791	5,834	1,065	1,559	2,183	110,432	85,601
	$314,712	$74,327	$18,579	$91,350	$21,856	$520,824	$446,583
Credit quality of
portfolios
Credit quality of the retail portfolios
The following table presents the credit quality of our retail portfolios under the AIRB approach.

$ millions, as at October 31				2022	2021
	EAD
Risk level	Real estate secured personal lending	Qualifying revolving retail	Other retail	Total	Total
Exceptionally low	$243,056	$47,835	$3,183	$294,074	$282,648
Very low	40,396	9,035	6,282	55,713	48,481
Low	31,437	13,122	7,503	52,062	44,718
Medium	3,804	5,839	2,600	12,243	11,551
High	587	1,002	1,203	2,792	1,953
Default	276	47	101	424	383
	$319,556	$76,880	$20,872	$417,308	$389,734
Securitization exposures
The following table provides details on securitization exposures in our banking book, by credit rating.

$ millions, as at October 31	2022	2021
	EAD
Exposures under the AIRB approach
S&P rating equivalent
AAA to BBB-	$15,333	$10,823
BB+ to BB-	–	–
Below BB-	–	–
Unrated	–	–
	15,333	10,823
Exposures under the standardized approach	3,257	4,556
Total securitization exposures	$18,590	$15,379

Credit quality performance
As at October 31, 2022, total loans and acceptances after allowance for credit losses were $528.7 billion (2021: $462.9 billion). Consumer loans (comprising residential mortgages, credit cards, and personal loans, including student loans) constitute 62% (2021: 65%) of the portfolio, and business and government loans (including acceptances) constitute the remainder of the portfolio.
Consumer loans were
up
$26.8 billion or 9
% from the prior year, primarily due to an increase in residential mortgages and credit cards. Business and government loans (including acceptances) were up
$39.0 billion or 24
% from the prior year, mainly attributable to financial institutions, real estate and construction, business services, and retail and wholesale.
Loans contractually past due but not impaired
The following table provides an aging analysis of loans that are not impaired, where repayment of principal or payment of interest is contractually in arrears. Loans less than 30 days past due are excluded as such loans are not generally indicative of the borrowers’ ability to meet their payment obligations.

$ millions, as at October 31	31 to 90 days	Over 90 days	2022 Total	2021 Total
Residential mortgages	$874	$–	$874	$703
Personal	247	–	247	146
Credit card (1)	206	125	331	203
Business and government	256	–	256	162
	$1,583	$125	$1,708	$1,214
(1)
For the acquired Canadian Costco credit card portfolio, the credit cards were transferred in the aging category that applied at the time of acquisition and have continued to age to the extent a payment has not been made.

During the year, gross interest income that would have been recorded if impaired loans were treated as current was $87 million (2021: $96 million), of which $45 million (2021: $55 million) was in Canada and $42 million (2021: $41 million) was outside Canada. During the year, interest recognized on impaired loans was $35 million (2021: $41 million), and interest recognized on loans before being classified as impaired was $31 million (2021: $30 million), of which $23 million (2021: $21 million) was in Canada and $8 million (2021: $9 million) was outside Canada.

Market risk

Market risk is the risk of economic and/or financial loss in our trading and non-trading
portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading portfolio consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The
non-trading
portfolio consists of positions in various currencies that are related to ALM and investment activities.
Policies
We have comprehensive policies for the management of market risk. These policies are related to the identification and measurement of various types of market risk, their inclusion in the trading portfolio, and the establishment of limits within which we monitor, manage and report our overall exposures. Our policies also outline the requirements for the construction of valuation models, model review and validation, independent checking of the valuation of positions, the establishment of valuation adjustments, and alignment with accounting policies including MTM and mark-to-model
methodologies.
Market risk limits
We have risk tolerance levels, expressed in terms of statistically based VaR measures, potential stress losses, and notional or other limits as appropriate. We use a multi-tiered approach to set limits on the amounts of risk that we can assume in our trading and non-trading
activities, as follows:
•	Board limits control consolidated market risk;
•	Management limits control market risk for CIBC overall and are lower than the Board limits to allow for a buffer in the event of extreme market moves and/or extraordinary client needs;
•	Tier 2 limits control market risk at the business unit level; and
•	Tier 3 limits control market risk at the sub-business unit or desk level.
Management limits are established by the CRO, consistent with the risk appetite statement approved by the Board. Tier 2 and Tier 3 limits are approved at levels of management commensurate with the risk assumed.
Process and control
Market risk exposures are monitored daily against approved risk limits, and processes are in place to monitor that only authorized activities are undertaken. We generate daily risk and limit-monitoring reports, based on the previous day’s positions. Summary market risk and limit compliance reports are produced and reviewed periodically with the GRC and RMC.
Risk measurement
We use the following measures for market risk:
•
VaR enables the meaningful comparison of the risks in different businesses and asset classes. VaR is determined by the combined modelling of VaR for each of interest rate, credit spread, equity, foreign exchange, commodity, and debt specific risks, along with the portfolio effect arising from the interrelationship of the different risks (diversification effect):

•	Interest rate risk measures the impact of changes in interest rates and volatilities on cash instruments and derivatives.
•
Credit spread risk measures the impact of changes in credit spreads of provincial, municipal and agency bonds, sovereign bonds, corporate bonds, securitized products, and credit derivatives such as credit default swaps.

•	Equity risk measures the impact of changes in equity prices and volatilities.
•	Foreign exchange risk measures the impact of changes in foreign exchange rates and volatilities.
•	Commodity risk measures the impact of changes in commodity prices and volatilities, including the basis between related commodities.
•	Debt specific risk measures the impact of changes in the volatility of the yield of a debt instrument as compared with the volatility of the yield of a representative bond index.
•
Diversification effect reflects the risk reduction achieved across various financial instrument types, counterparties, currencies and regions. The extent of the diversification benefit depends on the correlation between the assets and risk factors in the portfolio at a particular time.

•
Price sensitivity measures the change in value of a portfolio to a small change in a given underlying parameter, so that component risks may be examined in isolation, and the portfolio rebalanced accordingly to achieve a desired exposure.

•
Stressed VaR enables the meaningful comparison of the risks in different businesses and asset classes under stressful conditions. Changes to rates, prices, volatilities, and spreads over a
10-day
horizon from a stressful historical period are applied to current positions to determine stressed VaR.

•	IRC measures the required capital due to credit migration and default risk for debt securities held in the trading portfolios.
•	Back-testing validates the effectiveness of risk measurement through analysis of observed and theoretical profit and loss outcomes.
•	Stress testing and scenario analysis provide insight into portfolio behaviour under extreme circumstances.
Trading activities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income and non-interest
income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-risk
Our VaR methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.
Although a valuable guide to risk, VaR should always be viewed in the context of its limitations. For example:
•	The use of historical data for estimating future events will not encompass all potential events, particularly those that are extreme in nature.
•
The use of a
one-day
holding period assumes that all positions can be liquidated, or the risks offset in one day. This may not fully reflect the market risk arising at times of severe illiquidity, when a one-day
period may be insufficient to liquidate or hedge all positions fully.

•	The use of a 99% confidence level does not take into account losses that might occur beyond this level of confidence.
•	VaR is calculated on the basis of exposures outstanding at the close of business and assumes no management action to mitigate losses.
The VaR table below presents market risks by type of risk and in aggregate. The risks are interrelated and the diversification effect reflects the reduction of risk due to portfolio effects among the trading positions. Our trading risk exposures to interest rates and credit spreads arise from activities in the global debt and derivative markets, particularly from transactions in the Canadian, U.S. and European markets. The primary instruments are government and corporate debt, and interest rate derivatives. The majority of the trading exposure to foreign exchange risk arises from transactions involving the Canadian dollar, U.S. dollar, Euro, Pound sterling, Australian dollar, Chinese yuan and Japanese yen, whereas the primary risks of losses in equities are in the U.S., Canadian and European markets. Trading exposure to commodities arises primarily from transactions involving North American natural gas, crude oil products, and precious metals.
Stressed VaR
The stressed VaR measure is intended to replicate the VaR calculation that would be generated for our current portfolio if the values of the relevant market risk factors were sourced from a period of stressed market conditions. The model inputs are calibrated to historical data from a continuous
12-month
period of significant financial stress relevant to our current portfolio since December 2006. In 2022, our stressed VaR window has been the 2008–2009 Global Financial Crisis period. This historical period exhibited not only increased volatility in interest rates but also increased volatility in equity prices, combined with a reduction in the level of interest rates, and an increase in credit spreads.
Incremental risk charge
IRC is a measure of default and migration risk for debt securities held in the trading portfolios. Our IRC methodology measures the risk of issuer migration and default, at a 99.9% confidence level, over a period of one year.

$ millions, as at or for the year ended October 31				2022				2021
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$16.3	$4.7	$6.0	$7.3	$15.0	$4.1	$5.7	$8.7
Credit spread risk	11.0	0.9	1.1	3.4	11.8	5.8	8.4	8.5
Equity risk	10.5	2.6	4.1	4.9	7.8	2.3	6.5	4.1
Foreign exchange risk	4.8	0.5	1.2	1.8	3.8	0.4	1.6	1.4
Commodity risk	6.0	1.1	1.4	2.3	6.1	1.0	1.3	3.0
Debt specific risk	3.3	1.2	1.9	2.2	5.7	2.1	2.9	3.1
Diversification effect (1)	n/m	n/m	(8.1)	(13.2)	n/m	n/m	(18.5)	(21.2)
Total VaR (one-day measure)	$14.6	$5.5	$7.6	$8.7	$13.9	$4.6	$7.9	$7.6
Stressed total VaR (one-day measure)	$49.9	$16.1	$31.2	$30.0	$40.8	$15.3	$33.2	$28.0
IRC (one-year measure) (2)	$178.9	$95.7	$114.0	$130.7	$266.4	$144.6	$182.3	$203.5
(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
(2)	High and low IRC are not equal to the sum of the constituent parts, because the highs and lows of the constituent parts may occur on different days.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Back-testing
To determine the reliability of the trading VaR model, outcomes are monitored regularly through a back-testing process to test the validity of the assumptions and the parameters used in the trading VaR calculation. The back-testing process includes calculating a hypothetical or static profit and loss and comparing that result with calculated VaR. Static profit and loss represents the change in value of the prior day’s closing portfolio due to each day’s price movements, on the assumption that the portfolio remained unchanged. The back-testing process is conducted on a daily basis at the consolidated CIBC level as well as business lines and individual portfolios.
Static profit and loss in excess of the
one-day
VaR are investigated. The back-testing process, including the investigation of results, is performed by risk professionals who are independent of those responsible for development of the model.
Based on our back-testing results, we are able to ensure that our VaR model continues to appropriately measure risk.
During the year, there were
two
negative back-testing breaches of the total VaR measure at the consolidated CIBC level, driven by the volatility in CAD and, to a lesser extent, USD interest rates.

Stress testing and scenario analysis
Stress testing and scenario analysis is designed to add insight into possible outcomes of abnormal market conditions, and to highlight possible concentration of risk.
We measure the effect on portfolio valuations under a wide range of extreme moves in market risk factors. Our approach simulates the impact on earnings of extreme market events over a one-month
time horizon, and in most cases assume that no risk-mitigating actions are taken during this period to reflect the reduced market liquidity that typically accompanies such events.
Scenarios are developed using historical market data during periods of market disruption, or are based on hypothetical impacts of economic events, political events, and natural disasters as predicted by economists, business leaders, and risk managers.
Among the historical scenarios are the 1994 period of U.S. Federal Reserve tightening, and the market events following the 2008 market crisis. The hypothetical scenarios include potential market crises originating in North America, Europe and Asia.
The hypothetical scenarios are informed from current themes in geopolitics, central bank action and various macro themes originating in North America, Europe and Asia. These include considering the impact of further escalation in the war in Ukraine, possible conflict between Taiwan and China and further impact of rising energy prices. Furthermore, during the past year, we amended our Pandemic hypothetical scenario to reflect the shocks observed during the initial month following the declaration of the pandemic.
Below are examples of the core stress test scenarios which are currently run on a daily basis to add insight into potential exposures under stress:

• Subprime crisis traded	• Canadian market crisis	• Quantitative easing tapering and asset price correction
• U.S. Federal Reserve tightening – 1994	• U.S. protectionism
• U.S. sovereign debt default and downgrade	• Eurozone bank crisis	• Oil crisis
• Chinese hard landing	• Pandemic
Stress testing scenarios are periodically reviewed and amended as necessary to ensure they remain relevant. Under stress limit monitoring, limits are placed on the maximum acceptable loss based on risk appetite in aggregate, at the detailed portfolio level, and for specific asset classes.
Non-trading
activities
Structural interest rate risk (SIRR)
SIRR primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product spreads and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on-
and
off-balance
sheet, as well as from embedded optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay
loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product re-pricing
and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity
deposits and equity. All assumptions are derived empirically based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The Board has oversight of the management of SIRR, approves the risk appetite and the associated SIRR risk limits. GALCO and its subcommittee, the Asset Liability Management Committee, regularly review structural market risk positions and provide senior management oversight.
In addition to Board-approved limits on earnings and economic value exposure, more granular management limits are in place to guide day-to-day
management of this risk. The ALM group within Treasury is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight and compliance with SIRR policy provided by Risk Management.
ALM activities are designed to manage the effects of potential interest rate movements while balancing the cost of any hedging activities on the current net revenue. To monitor and control SIRR, two primary metrics, net interest income risk and economic value of equity (EVE) risk, are assessed, in addition to stress testing, gap analysis and other market risk metrics. The net interest income sensitivity is a measure of the impact of potential changes in interest rates on the projected

12-month

pre-
tax
net interest income of the bank’s portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero. The EVE sensitivity is a measure of the impact of potential changes in interest rates on the market value of the bank’s assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 basis points increase and 100 basis points decrease in interest rates on projected
12-month
net interest income and the EVE for our structural balance sheet, assuming no subsequent hedging. Due to the recent increase in interest rates in Canada and the U.S., and the market expectation that a higher interest rate environment will persist, an immediate downward shock of 100 basis points was applied in the current year, while maintaining a floor on market and client interest rates at zero at the end of the year. We have continued to provide the impact of a 25 basis point decrease and have not revised prior period amounts as we believe the impact of a 25 basis points decrease was appropriate due to the low interest rate environment in both Canada and the U.S. for those periods.
Structural interest rate sensitivity – measures

$ millions (pre-tax), as at October 31		2022			2021
	CAD (1)	USD	Total	CAD (1)	USD	Total
100 basis point increase in interest rates
Increase (decrease) in net interest income	$278	$(7)	$271	$270	$134	$404
Increase (decrease) in EVE	(679)	(336)	(1,015)	(684)	(161)	(845)
25 basis point decrease in interest rates
Increase (decrease) in net interest income	(71)	2	(69)	(117)	(70)	(187)
Increase (decrease) in EVE	151	86	237	161	29	190
100 basis point decrease in interest rates
Increase (decrease) in net interest incom e	(301)	4	(297)	n/a	n/a	n/a
Increase (decrease) in EVE	604	350	954	n/a	n/a	n/a
(1)	Includes CAD and other currency exposures.
n/a	Not applicable.
Foreign exchange risk
Structural
foreign
exchange risk primarily consists of the risk inherent in: (a) net investments in foreign operations
(NIFO)
due to changes in foreign exchange rates; and (b) foreign currency denominated RWA and foreign currency denominated capital deductions. This risk, predominantly in U.S. dollars, is managed using derivative hedges and by funding the investments in matching currencies. We actively manage this position to ensure that the potential impact on our capital ratios is within an acceptable tolerance in accordance with the policy approved by the CRO, while giving consideration to the impact on earnings and shareholders’ equity. Structural foreign exchange risk is managed by Treasury under the guidance of GALCO with monitoring and oversight by Capital Markets
Risk
Management.
A
1
% appreciation of the Canadian dollar would reduce our shareholders’ equity as at October
31
,
2022
by approximately $
200
 million
(2021
: $
160
million) on an
after-tax
basis.
Our
non-functional
currency denominated earnings are converted into the functional currencies through spot or forward foreign exchange transactions. Typically, there is no significant impact of exchange rate fluctuations on our consolidated statement of income.
Derivatives held for ALM purposes
Where derivatives are held for ALM purposes, and when transactions meet the criteria specified under IFRS, we apply hedge accounting for the risks being hedged, as discussed in Notes 12 and 13 to the consolidated financial statements. Derivative hedges that do not qualify for hedge accounting treatment are referred to as economic hedges and are recorded at fair value on the consolidated balance sheet with changes in fair value recognized in the consolidated statement of income.
Economic hedges for other than FVO financial instruments may lead to income volatility because the hedged items are recorded either on a cost or amortized cost basis or recorded at fair value on the consolidated balance sheet with changes in fair value recognized through OCI. This income volatility may not be representative of the overall risk.
Equity risk
Non-trading
equity risk arises primarily in our strategy and corporate development activities and strategic investments portfolio. The investments comprise public and private equities, investments in limited partnerships, and equity-accounted investments.
The following table provides the amortized cost and fair values of our non-trading
equities:

$ millions, as at October 31		Cost	Fair value
2022	Equity securities designated at FVOCI	$525	$522
	Equity-accounted investments in associates (1)	206	230
		$731	$752
2021	Equity securities designated at FVOCI	$730	$836
	Equity-accounted investments in associates (1)	66	89
		$796	$925

(1)	Excludes our equity-accounted joint ventures. See Note 25 to the consolidated financial statements for further details.
Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.
Policies
Our liquidity risk management policy establishes requirements that enable us to meet anticipated liquidity needs in both normal and stressed conditions by maintaining a sufficient amount of available unencumbered liquid assets and diversified funding sources. Branches and subsidiaries possessing unique liquidity characteristics, due to distinct businesses or jurisdictional requirements, maintain local liquidity practices in alignment with CIBC’s liquidity risk management policy.
Our pledging policy sets out consolidated limits for the pledging of CIBC’s assets across a broad range of financial activities. These limits ensure unencumbered liquid assets are available for liquidity purposes.
We maintain a detailed global contingency funding plan that sets out the strategies for addressing liquidity shortfalls in emergency and unexpected situations, and delineates the requirements necessary to manage a range of stress conditions, establishes lines of responsibility, articulates implementation, defines escalation procedures, and is aligned to CIBC’s risk appetite. In order to reflect CIBC’s organizational complexity, regional and subsidiary contingency funding plans are maintained to respond to liquidity stresses unique to the jurisdictions within which CIBC operates, and support CIBC as an enterprise.
Risk measurement
Our liquidity risk tolerance is defined by our risk appetite statement, which is approved annually by the Board, and forms the basis for the delegation of liquidity risk authority to senior management. We use both regulatory-driven and internally developed liquidity risk metrics to measure our liquidity risk exposure. Internally, our liquidity position is measured using the Liquidity Horizon, which combines contractual and behavioural cash flows to measure the future point in time when projected cumulative cash outflows exceed cash inflows under a combined CIBC-specific and market-wide stress scenario. Expected and potential anticipated inflows and outflows of funds generated from on-
and
off-balance
sheet exposures are measured and monitored on a regular basis to ensure compliance with established limits. These cash flows incorporate both contractual and behavioural on-
and
off-balance
sheet cash flows.
Our liquidity measurement system provides liquidity risk exposure reports that include the calculation of the internal liquidity stress tests and regulatory reporting such as the LCR, NSFR and NCCF. Our liquidity management also incorporates the monitoring of our unsecured wholesale funding position and funding capacity.
Risk appetite
CIBC’s risk appetite statement ensures prudent management of liquidity risk by outlining qualitative considerations and quantitative metrics including the LCR and Liquidity Horizon. Quantitative metrics are measured and managed to a set of limits approved by Risk Management.
Stress testing
A key component of our liquidity risk management, and complementing our assessments of liquidity risk exposure, is liquidity risk stress testing. Liquidity stress testing involves the application of name-specific and market-wide stress scenarios at varying levels of severity to assess the amount of available liquidity required to satisfy anticipated obligations as they come due. The scenarios model potential liquidity and funding requirements in the event of changes to unsecured wholesale funding and deposit run-off,
contingent liquidity utilization, and liquid asset marketability.
Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on-
and
off-balance
sheet sources, that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.
Encumbered and unencumbered liquid assets from
on-
and
off-balance
sheet sources are summarized as follows:

$ millions, as at October 31		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2022	Cash and deposits with banks	$63,861	$–	$63,861	$286	$63,575
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	133,923	85,602	219,525	122,283	97,242
	Other debt securities	6,764	8,957	15,721	2,262	13,459
	Equities	30,825	29,521	60,346	30,408	29,938
	Canadian government guaranteed National Housing Act mortgage-backed securities	33,148	3,321	36,469	16,711	19,758
	Other liquid assets (2)	19,159	2,326	21,485	16,040	5,445
		$287,680	$129,727	$417,407	$187,990	$229,417
2021	Cash and deposits with banks	$56,997	$–	$56,997	$252	$56,745
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	113,515	100,944	214,459	134,370	80,089
	Other debt securities	5,681	5,510	11,191	1,827	9,364
	Equities	37,855	22,996	60,851	25,133	35,718
	Canadian government guaranteed National Housing Act mortgage-backed securities	36,116	948	37,064	14,677	22,387
	Other liquid assets (2)	12,772	3,927	16,699	7,203	9,496
		$262,936	$134,325	$397,261	$183,462	$213,799

(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select ABS and precious metals.
Asset encumbrance

In the course of our
day-to-day
operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and for other collateral management purposes.
Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.

Funding
We fund our operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
Our principal approach aims to fund our consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. We maintain a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
We continuously evaluate opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.
Assets and liabilities
The following table provides the contractual maturity profile of our on-balance
sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of our liquidity risk exposure, however this information serves to inform our management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at October 31, 2022	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks (1)	$31,535	$–	$–	$–	$–	$–	$–	$–	$–	$31,535
Interest-bearing deposits with banks	32,326	–	–	–	–	–	–	–	–	32,326
Securities	7,423	6,244	5,472	4,302	5,933	13,893	64,060	36,358	32,194	175,879
Cash collateral on securities borrowed	15,326	–	–	–	–	–	–	–	–	15,326
Securities purchased under resale agreements	44,040	11,997	6,180	4,175	1,481	1,340	–	–	–	69,213
Loans
Residential mortgages	1,943	4,077	8,099	6,528	14,214	45,804	180,672	8,369	–	269,706
Personal	1,228	552	1,047	785	790	662	3,687	5,536	31,142	45,429
Credit card	346	692	1,038	1,038	1,038	4,153	8,174	–	–	16,479
Business and government	10,464	7,518	8,867	11,235	12,521	32,717	74,126	20,181	10,913	188,542
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,073)	(3,073)
Derivative instruments	7,088	5,847	2,803	2,354	1,778	7,586	8,912	6,667	–	43,035
Customers’ liability under acceptances	10,419	1,109	2	44	–	–	–	–	–	11,574
Other assets	–	–	–	–	–	–	–	–	47,626	47,626
	$162,138	$38,036	$33,508	$30,461	$37,755	$106,155	$339,631	$77,111	$118,802	$943,597
October 31, 2021	$133,285	$39,067	$39,932	$35,900	$31,154	$95,910	$276,311	$70,812	$115,312	$837,683
Liabilities
Deposits (2)	$14,627	$33,409	$45,187	$60,217	$54,474	$31,954	$72,009	$16,238	$369,457	$697,572
Obligations related to securities sold short	15,284	–	–	–	–	–	–	–	–	15,284
Cash collateral on securities lent	4,853	–	–	–	–	–	–	–	–	4,853
Obligations related to securities sold under repurchase agreements	70,976	5,332	752	–	111	–	–	–	–	77,171
Derivative instruments	7,192	4,725	2,751	2,624	2,574	6,919	12,219	13,336	–	52,340
Acceptances	10,431	1,109	2	44	–	–	–	–	–	11,586
Other liabilities	25	57	58	77	65	311	629	949	25,946	28,117
Subordinated indebtedness	–	–	–	–	–	36	–	6,256	–	6,292
Equity	–	–	–	–	–	–	–	–	50,382	50,382
	$123,388	$44,632	$48,750	$62,962	$57,224	$39,220	$84,857	$36,779	$445,785	$943,597
October 31, 2021	$114,437	$58,465	$42,381	$43,224	$28,107	$40,038	$54,440	$27,969	$428,622	$837,683
(1)	Cash includes interest-bearing demand deposits with the Bank of Canada.
(2)
Comprises $232.1 billion (2021: $213.9 billion) of personal deposits; $443.0 billion (2021: $387.1 billion) of business and government deposits and secured borrowings; and $22.5 billion (2021: $20.2 billion) of bank deposits.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at October 31, 2022	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$1,621	$10,058	$5,190	$5,867	$5,300	$21,483	$67,286	$2,583	$216,873	$336,261
Securities lending (2)	44,328	4,352	4,328	–	–	–	–	–	–	53,008
Standby and performance letters of credit	3,968	3,330	2,927	3,783	2,942	618	739	152	–	18,459
Backstop liquidity facilities	–	11,003	1,076	604	172	–	–	–	–	12,855
Documentary and commercial letters of credit	59	98	21	2	1	4	24	–	–	209
Other	718	–	–	–	–	–	–	–	–	718
	$50,694	$28,841	$13,542	$10,256	$8,415	$22,105	$68,049	$2,735	$216,873	$421,510
October 31, 2021	$49,440	$28,564	$10,516	$9,343	$7,902	$25,284	$57,866	$3,678	$188,449	$381,042
(1)	Includes $167.3 billion (2021: $141.5 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $4.9 billion (2021: $2.5 billion) for cash because it is reported on the consolidated balance sheet.
Other
off-balance
sheet contractual obligations
The following table provides the contractual maturities of other off-balance
sheet contractual obligations affecting our funding needs:

$ millions, as at October 31, 2022 (1)	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (2)	$111	$155	$275	$192	$162	$596	$757	$145	$2,393
Underwriting commitments	936	–	–	–	–	–	–	–	936
Future lease commitments (1)	–	–	–	–	–	–	72	497	569
Investment commitments	–	–	9	1	1	1	18	432	462
Pension contributions (3)	19	38	57	57	57	–	–	–	228
	$1,066	$193	$341	$250	$220	$597	$847	$1,074	$4,588
October 31, 2021	$414	$176	$221	$320	$185	$483	$735	$1,187	$3,721
(1)
Excludes operating lease obligations that are accounted for under IFRS 16, which are typically recognized on the consolidated balance sheet, and operating and tax expenses relating to lease commitments. The table includes lease obligations that are not accounted for under IFRS 16, including those related to future starting lease commitments for which we have not yet recognized a lease liability and right-of-use
asset.

(2)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(3)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the next annual period as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and are therefore subject to significant variability.

Operational risk
Operational risk is the risk of loss resulting from people, inadequate or failed internal processes and systems, or from external events. Operational
r
isk is inherent in all CIBC activities and transactions. Failure to manage operational risk can result in direct or indirect financial loss, reputational impact, or regulatory review and penalties. The Operational Risk Management Framework (the Framework) sets out the requirements and roles and responsibilities in managing operational risk at CIBC.
Regulatory compliance risk
Regulatory compliance risk is the risk of CIBC’s potential
non-conformance
with applicable regulatory requirements.
Our regulatory compliance philosophy is to manage and mitigate regulatory compliance risk through the promotion of a strong risk culture within the parameters established by CIBC’s Risk Appetite Statement. The foundation of this approach is a comprehensive Regulatory Compliance Management (RCM) framework. The RCM framework, owned by the Senior Vice-President, Chief Compliance Officer and Global Regulatory Affairs, and approved by the RMC, maps regulatory requirements to internal policies, procedures and/or controls that govern regulatory compliance.
Our Compliance department is responsible for the development and maintenance of a comprehensive regulatory compliance program, including oversight of the RCM framework. This department is independent of business management and regularly reports to the RMC.
Primary responsibility for compliance with all applicable regulatory requirements rests with senior management of the business and functional groups, and extends to all employees. The Compliance department’s activities support those groups, with particular emphasis on regulatory requirements that govern the relationship between CIBC and its clients.
Reputation and legal risks
Our reputation and financial soundness are of fundamental importance to us and to our clients, shareholders, third parties, regulators, team members and communities.
Reputation risk is the risk of negative publicity regarding our business conduct or practices which, whether true or not, could significantly harm our reputation as a leading financial institution, or could materially and adversely affect our business, operations or financial condition.
Legal risk is the risk of financial loss arising from one or more of the following factors: (a) civil, criminal or regulatory enforcement proceedings against us; (b) our failure to correctly document, enforce or comply with contractual obligations; (c) failure to comply with our legal obligations to clients, investors, team members, counterparties or other stakeholders; (d) failure to take appropriate legal measures to protect our assets or security interests; or (e) misconduct by our team members or agents.
All team members at CIBC play an important role in protecting our reputation by ensuring that the highest ethical standards are followed in how we act and what we do. Not only must we act with integrity at all times, we must also ensure that activities being conducted do not pose undue risks to CIBC’s reputation for ethical, sound and responsible business practices. As a result, requirements for the management and oversight of potential reputation risk are integrated throughout our framework of policies and related procedures. These processes include the management of various risks as set out in CIBC’s Risk Appetite Statement, Risk Management Framework and Code of Conduct. Our Reputation Risk Management Framework, Global Reputation and Legal Risks Policy and business-specific procedures outline how we safeguard our reputation through identification, assessment, escalation and mitigation of potential reputation and legal risks. Proactive management of potential reputation and legal risks is a key responsibility of CIBC and all our team members.
Overall governance and oversight of reputation risk is provided by the Board, primarily through the RMC of the Board. Senior management oversight of reputation and legal risks is provided by the Reputation and Legal Risks Committee, which is a sub-committee
of GRC and reports its activities regularly to the GRC. Additionally, there are specific senior management committees across the enterprise that provide further oversight to ensure required practices are followed and any material reputation and legal risks are identified, managed, and if required, escalated, effectively.
Conduct risk
Conduct risk is the risk that the actions or omissions (i.e., behaviour) of CIBC, team members or third parties: do not align with our desired culture and values; deliver poor or unfair outcomes for clients, team members or shareholders; result in adverse market practices and outcomes; impact CIBC’s reputation as a leading financial institution; or materially and adversely affect our business, operations or financial condition.
Our Conduct and Culture Risk Framework applies enterprise-wide and outlines how we manage conduct risk through the proactive identification, measurement and management of potential conduct risk. Every team member is accountable for the identification and management of conduct risk. The overarching principles and requirements for maintaining appropriate conduct and addressing inappropriate conduct are covered in the CIBC Code of Conduct (the Code) and other global, regional and business specific policies, frameworks, processes and procedures. All team members must abide by the Code, and CIBC policies, frameworks, processes and procedures in carrying out the accountabilities of their role. Overall governance of conduct risk is provided by the Board and its committees, including the CGC, as well as senior management committees.